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EXHIBIT 10.20

ESG RE LIMITED
1997 Stock Option Plan

        SECTION 1.    Purpose.    The purpose of this ESG Re Limited 1997 Stock Option Plan is to promote the interests of ESG Re Limited, a Bermuda company (the "Company"), and its shareholders by (i) attracting and retaining exceptional officers and other employees of the Company and its Subsidiaries and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company.

        SECTION 2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

        "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

        "Board" shall mean the Board of Directors of the Company.

        "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

        "Committee" shall mean the compensation committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which Committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be "Non-Employee Directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) to the extent such are applicable to the Company and the Plan; however, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

        "Company" shall mean ESG Re Limited, together with any successor thereto.

        "Exchange Act" shall mean the United States Securities Exchange Act of 1934. as amended.

        "Fair Market Value" shall mean (a) with respect to any property other than Shares the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to the Shares, as of any date, (i) the average closing bid prices of the Shares for the past ten consecutive trading days on the Nasdaq National Market if the Shares are approved for quotation on such system or if not so approved, the mean between the closing sales price of the Shares for the past ten consecutive trading days on the national exchanges or over-the-counter market on which the Shares are principally trading on such dates or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

        "Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan.

        "Participant" shall mean any officer or other key employee of the Company or its Subsidiaries eligible for an Option under Section 5 of the Plan and selected by the Committee to receive an option under the Plan.

        "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

        "Plan" shall mean this ESG Re Limited 1997 Stock Option Plan.

        "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

        "SEC" shall mean the Securities and Exchange Commission of the United States or any successor thereto and shall include the Staff thereof.

        "Shares" shall mean the common shares of the Company $1.00 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

        "Subsidiary" shall mean (i) any entity that, directly or indirectly. is controlled by the Company and (ii) any entity in which the Company has a significant equity interest in either case as determined by the Committee.

        "Substitute Options" shall have the meaning specified in Section 4(c).

        SECTION 3.    Administration.

          (a)  The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate participants; (ii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Options; (iii) determine the terms and conditions of any Option; (iv) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, other Options or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (v) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option made under, the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b)  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

          (c)  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

        SECTION 4.    Shares Available for Options.

          (a)  Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Options may be granted under the Plan shall be 2,000,000. If, after the effective date of the Plan, any Shares covered by an Option granted under the Plan, or to which such an Option relates, are forfeited, or if an Option has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Option shall again be, or shall become, Shares with respect to which Options may be granted hereunder.

          (b)  Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affect the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Options over the aggregate exercise price of such Option.

          (c)  Substitute Options. Options may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ("Substitute Options"). The number of Shares underlying any Substitute Options shall be counted against the aggregate number of Shares available for Options under the Plan.

          (d)  Reload Options. Options may, in the discretion of the Committee, be granted under the Plan to permit a Participant to reacquire any Shares such Participant delivered to the Company as payment of the exercise price in connection with the exercise of an Option hereunder or to reacquire any Shares retained by the Company to satisfy the Participant's withholding obligation in connection with the exercise of an Option hereunder (a "Reload Option"). The terms of such Option shall be identical in all material respects to the terms of the Option for which such Reload Option was granted, provided however, that the exercise price for each Share granted under the Reload Option shall be the Fair Market Value of a Share at the time such Reload Option is granted.

          (c)  Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares.

        SECTION 5.    Eligibility.    Any officer or other employee of the Company or any of its Subsidiaries (including any prospective officer or key employee) shall be eligible to be designated a Participant.

        SECTION 6.    Stock Options.

          (a)  Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.

          (b)  Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

          (c)  Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

          (d)  Payment.

    (i)
    No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or in the discretion of the Committee (x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months, unless the Board otherwise determines) or other property having a Fair Market Value equal to the exercise price, (y) through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, subject to such rules as may be established by the Committee, or (z) by the promissory note and agreement of a Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income and upon such terms and conditions (including the security, if any therefor) as the Committee may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

    (ii)
    Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating so the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

        SECTION 7.    Amendment and Termination.

          (a)  Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuance or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, and provided that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (b)  Amendments to Options. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (c)  Adjustment of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        SECTION 8.    General Provisions.

          (a)  Transferability.

    (i)
    Each Option shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. Except as set forth in the following paragraph, no Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or, if inapplicable, transmission on death in accordance with the Bye-Laws of the Company and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate;

      provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

    (ii)
    Notwithstanding the foregoing, the Committee may in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder may be transferred by the Participant to whom such Option was granted (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

            (A)  the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) collectively, the "Immediate Family");

            (B)  a trust solely for the benefit of the Grantee and his or her Immediate Family; or

            (C)  a partnership, corporation or limited liability company whose only partners, shareholders or members are the Grantee and his or her Immediate Family members;

    (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); provided that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the option.

    The terms of any option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or nor such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise, and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified In the Plan and the applicable Award Agreement.

          (b)  No Rights to Options. No Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options. The terms and conditions of Options and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

          (c)  Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable foreign, federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (d)  Withholding.

    (i)
    A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Option, from any payment due or transfer made under any Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Options or other property) of any applicable withholding taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

    (ii)
    Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

    (iii)
    Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 14(a) of the Plan, the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted transferee.

          (e)  Award Agreements. Each Option hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Option and any rules applicable thereto, including but not limited to the effect on such Option of the death, disability or termination of employment or service of a Participant, and the effect, if any, of such other events as may be determined by the Committee.

          (f)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required) and such arrangements may be either generally applicable or applicable only in specific cases.

          (g)  No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (h)  No Rights as Shareholder. Subject to the provisions of the applicable Option, no Participant or holder or beneficiary of any Option shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

          (i)    Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of Bermuda.

          (j)    Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

          (k)  Other Laws. The committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion and in accordance with the By-laws of the Company, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or the Company By-laws or entitle the Company to recover the same under section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Participant, holder or beneficiary. Any Shares delivered under the Plan shall be non-transferable for six months (or such other period determined by the committee). Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws.

          (l)    No Trust or Fund Created. Neither the Plan nor any Option nor any promise to make payments in the future shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (m)  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (n)  Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        SECTION 9.    Term of the Plan.

          (a)  Effective Date. The Plan shall be effective as of the date of its approval by the Shareholders of the Company.

          (b)  Expiration Date. No Option shall be granted under the Plan after December 3, 2007. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Option granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after December 3, 2007.

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ESG RE LIMITED 1997 Stock Option Plan